UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2016

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30831 Huntwood Avenue
Hayward, California 94544
(Address of principal executive offices)
Registrant’s telephone number, including area code: (510) 240-6000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On August 3, 2016, Impax Laboratories, Inc. (“Impax” or the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report, among other items, the completion on that date of (A) its acquisition of certain assets related to (i) 15 currently marketed generic pharmaceutical products, (ii) one approved generic product and two tentatively approved strengths of a currently marketed product, which have not yet launched, (iii) one pipeline generic product and one pipeline strength of a currently marketed product, which are pending approval by the U.S. Food and Drug Administration (the “FDA”) and (iv) one generic product under development, and (B) the return to the Company of its full commercial rights to its pending Abbreviated New Drug Application for the generic equivalent to Concerta® (methylphenidate hydrochloride), a product the Company previously partnered with Teva Pharmaceuticals USA, Inc. (“Teva USA”) (collectively, the products and pipeline products and the assets related thereto in (A) and (B), the “Acquired Product Lines” and the transactions related thereto the “Teva Transaction”), pursuant to (x) an Asset Purchase Agreement, dated as of June 20, 2016, as amended on June 30, 2016, with Teva Pharmaceutical Industries Ltd. (“Teva”), acting directly or through its affiliates (the “Teva APA”), (y) an Asset Purchase Agreement, dated as of June 20, 2016, as amended on June 30, 2016, with affiliates of Allergan plc (“Allergan”), including Actavis Elizabeth LLC, Actavis Group PTC Ehf., Actavis Holdco US, Inc., Actavis LLC, Actavis Mid Atlantic LLC, Actavis Pharma, Inc., Actavis South Atlantic LLC, Andrx LLC, Breath Ltd., The Rugby Group, Inc. and Watson Laboratories, Inc. (the “Allergan APA”), and (z) a Termination Agreement, dated as of June 20, 2016, between the Company and Teva USA, terminating each party’s rights and obligations with respect to methylphenidate hydrochloride under the Strategic Alliance Agreement, dated June 27, 2001, between the Company and Teva USA. The aggregate purchase price for the Acquired Product Lines pursuant to the terms of the Teva APA and the Allergan APA, including the upfront payment to Teva in accordance with the Termination Agreement, was $585.8 million in cash at closing. The Company is also obligated to make future payments to Teva of up to $40.0 million under the terms of the Termination Agreement, payable upon the achievement of specified commercialization events related to methylphenidate hydrochloride. The Teva Transaction was part of the divestiture process mandated by the Federal Trade Commission in connection with the acquisition by Teva of the U.S. generics business of Allergan.
The Company also reported on the Initial 8-K that on August 3, 2016, the Company entered into a restatement agreement among the Company, Royal Bank of Canada (“RBC”), as administrative agent, and the lenders and guarantors party thereto (the "Restatement Agreement"). The Restatement Agreement amends and restates the Company’s Revolving Credit Facility Agreement, dated as of August 4, 2015, among the Company, as borrower, RBC, as administrative agent and collateral agent, the lenders party thereto, and the other agents and parties thereto (as amended and restated, the “Amended and Restated Credit Agreement”) to, among other things, (i) add a term loan feature to allow for the borrowing of up to $400.0 million of term loans (the “Term Loan Facility”) by the Company in accordance with the terms of the Amended and Restated Credit Agreement, (ii) increase the aggregate principal amount of the revolving loans permitted under the Amended and Restated Credit Agreement (the “Revolving Credit Facility,” and, together with the Term Loan Facility, the “RBC Credit Facilities”) from $100.0 million to $200.0 million, and (iii) extend the maturity date of the Revolving Credit Facility from August 4, 2020 to August 3, 2021. Proceeds of $400.0 million from the Term Loan Facility were used to finance the Teva Transaction. The full amount of the $200.0 million Revolving Credit Facility remains available to the Company for working capital and other general corporate purposes.
This Amendment No. 1 to the Form 8-K (“this Amendment”) amends the Initial 8-K to include the historical audited financial information related to the Acquired Product Lines and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Form 8-K in reliance on the instructions to those items. Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial 8-K, and the Company has not updated the information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.
Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.
The audited special purpose combined financial statements of Certain Pharmaceuticals Products of each of Teva Pharmaceuticals Industries Limited ("Teva") and Allergan plc ("Allergan"), comprised in each case of the special purpose combined statements of assets acquired as of December 31, 2015 and December 31, 2014 and the related special purpose combined statements of revenue and direct expenses for each of the three years in the period ended December 31, 2015, and the related notes, for the Acquired Product Lines are filed as Exhibits 99.1 and 99.2, respectively, to this Amendment and are incorporated herein by reference.
The unaudited special purpose combined interim financial statements of Certain Pharmaceutical Products of each of Teva and Allergan, comprised in each case of the special purpose combined statements of assets acquired as of June 30, 2016 and the related special purpose combined statements of revenues and direct expenses for the six month periods ended June 30, 2016 and June 30, 2015, and the related notes, for the Acquired Product Lines are filed as Exhibits 99.3 and 99.4, respectively, to this Amendment and are incorporated herein by reference.
(b)    Pro Forma Financial Information.
The unaudited pro forma combined balance sheet as of June 30, 2016 and statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016, giving effect to the Teva Transaction, including the Credit Facilities entered into by the Company to finance the Teva Transaction, as if such transactions had occurred on January 1, 2015, of the Company are filed as Exhibit 99.5 to this Amendment and incorporated herein by reference.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP related to the special purpose combined financial statements of Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited.
23.2	Consent of PricewaterhouseCoopers LLP related to the special purpose combined financial statements of Certain Pharmaceutical Products of Allergan plc.
99.1
Audited special purpose combined financial statements of Certain Pharmaceutical Products of Teva Pharmaceuticals Industries Limited, comprised of the special purpose combined statements of assets acquired as of December 31, 2015 and December 31, 2014 and the related special purpose combined statements of revenue and direct expenses for each of the three years in the period ended December 31, 2015, and the related notes, for the Acquired Product Lines.

99.2
Audited special purpose combined financial statements of Certain Pharmaceutical Products of Allergan plc, comprised of the special purpose combined statements of assets acquired as of December 31, 2015 and December 31, 2014 and the related special purpose combined statements of revenue and direct expenses for each of the three years in the period ended December 31, 2015, and the related notes, for the Acquired Product Lines.

99.3
Unaudited special purpose combined interim financial statements of Certain Pharmaceutical Products of Teva Pharmaceuticals Industries Limited, comprised of the special purpose combined statements of assets acquired as of June 30, 2016 and the related special purpose combined statements of revenues and direct expenses for the six month periods ended June 30, 2016 and June 30, 2015, and the related notes, for the Acquired Product Lines.

99.4
Unaudited special purpose combined interim financial statements of Certain Pharmaceutical Products of Allergan plc, comprised of the special purpose combined statements of assets acquired as of June 30, 2016 and the related special purpose combined statements of revenues and direct expenses for the six month periods ended June 30, 2016 and June 30, 2015, and the related notes, for the Acquired Product Lines.

99.5
Unaudited pro forma combined balance sheet as of June 30, 2016 and statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016, and the related notes, of Impax Laboratories, Inc.

SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAX LABORATORIES, INC.
Date: October 19, 2016	By:	/s/ Bryan M. Reasons
Name: Bryan M. Reasons
Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP related to the special purpose combined financial statements of Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited.
23.2	Consent of PricewaterhouseCoopers LLP related to the special purpose combined financial statements of Certain Pharmaceutical Products of Allergan plc.
99.1
Audited special purpose combined financial statements of Certain Pharmaceutical Products of Teva Pharmaceuticals Industries Limited, comprised of the special purpose combined statements of assets acquired as of December 31, 2015 and December 31, 2014 and the related special purpose combined statements of revenue and direct expenses for each of the three years in the period ended December 31, 2015, and the related notes, for the Acquired Product Lines.

99.2
Audited special purpose combined financial statements of Certain Pharmaceutical Products of Allergan plc, comprised of the special purpose combined statements of assets acquired as of December 31, 2015 and December 31, 2014 and the related special purpose combined statements of revenue and direct expenses for each of the three years in the period ended December 31, 2015, and the related notes, for the Acquired Product Lines.

99.3
Unaudited special purpose combined interim financial statements of Certain Pharmaceutical Products of Teva Pharmaceuticals Industries Limited, comprised of the special purpose combined statements of assets acquired as of June 30, 2016 and the related special purpose combined statements of revenues and direct expenses for the six month periods ended June 30, 2016 and June 30, 2015, and the related notes, for the Acquired Product Lines.

99.4
Unaudited special purpose combined interim financial statements of Certain Pharmaceutical Products of Allergan plc, comprised of the special purpose combined statements of assets acquired as of June 30, 2016 and the related special purpose combined statements of revenues and direct expenses for the six month periods ended June 30, 2016 and June 30, 2015, and the related notes, for the Acquired Product Lines.

99.5
Unaudited pro forma combined balance sheet as of June 30, 2016 and statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016, and the related notes, of Impax Laboratories, Inc.